  EXHIBIT 99.1

Lakeland Industries Engages MZ Group to Lead Strategic Investor Relations and Shareholder Communications Program

HUNTSVILLE, AL - October 16, 2024 - Lakeland Industries, Inc. (NASDAQ: LAKE) (the "Company" or "Lakeland"), a leading global manufacturer of protective clothing and apparel for industry, healthcare and first responders on the federal, state and local levels, has engaged international investor relations specialists MZ Group (MZ) to lead a comprehensive strategic investor relations and financial communications program across all key markets.

MZ Group will work closely with Lakeland management to develop and implement a comprehensive capital markets strategy designed to increase the Company’s visibility throughout the investment community. The campaign will highlight how Lakeland is driving revenue growth by expanding its market opportunities in both fire services and industrial safety products, including a strategic focus on expanding its global head-to-toe fire services offering that resulted in a 34% year-over-year increase in fire services revenue in its fiscal 2025 second quarter. The Company’s existing backlog and outlook for the remainder of the year enabled Lakeland to reaffirm its FY 2025 Guidance and Outlook of FY25 Revenue in the range of $160 million - $170 million & FY25 Adjusted EBITDA in the range of $18 million - $21.5 million(1)  in its second quarter earnings call.

MZ has developed a distinguished reputation as a premier resource for institutional investors, brokers, analysts, and private investors and maintains offices worldwide. Chris Tyson, Executive Vice President at MZ North America, along with Directors Larry Holub and Brooks Hamilton, will advise Lakelands's investor relations team in all facets of investor relations, including, but not limited to, the coordination of roadshows and investment conferences across key cities and building brand awareness with financial and social media outlets.

Chris Tyson commented, "Positive momentum and strong tailwinds in the fire services and safety and personal protective equipment markets are supporting an approximately $6.0 billion total addressable market for Lakeland. A recently restructured senior management team, led by Jim Jenkins, CEO, has positioned Lakeland for sustainable growth in this stable and dynamic sector driven by a focus on organic and inorganic growth opportunities. As evidenced by Lakeland’s recent financial performance, we are seeing the results from a strong leadership team focused on growth in fire services through strategic acquisitions, an enhanced global sales team that can now offer a complete head-to-toe fire services solutions in a fraction of the lead time versus current competition and future optionality with a new software product for garment tracking and cleaning for fire and industrial products customers. With a sub 5% market penetration globally, strategic competitive and manufacturing advantages, a strong balance sheet and a compelling valuation versus larger public comparables, we look forward to sharing the Lakeland story with our network of institutional, family offices and retail investors," concluded Tyson.

Larry Holub added, "We see significant upside in the growing high-margin and fragmented global fire market, as well as other higher-value-added industrial safety products and segments for Lakeland. The company’s owned, global manufacturing base, geographically-diverse sales platform, and mission-critical product portfolio have created a scalable, asset-light business model.”

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Jim Jenkins, President, Chief Executive Officer and Executive Chairman of Lakeland, commented, “This is an exciting time for Lakeland as we continue to execute our key growth initiatives. Most recently, the successful acquisition of the fire and rescue business of LHD Group Deutschland GmbH and its subsidiaries in Hong Kong and Australia enhances our global presence and fire service offerings, and we continue to look for strategic opportunities to expand our fire turnout business through acquisitions while also growing our industrial safety business. We look forward to working with Chris and the entire team at MZ Group to communicate our business milestones in the weeks and months ahead.”

For more information on Lakeland, please visit www.lakeland.com. To schedule a conference call with management, please email your request to LAKE@mzgroup.us or call Chris Tyson at 949-491-8235.

(1) Excluding revenue, the Company does not provide guidance on a GAAP basis as certain items that impact Adjusted EBITDA, such as equity compensation, foreign exchange gains or losses, acquisition expenses and employee separation expenses, which may be significant, are outside the Company’s control and/or cannot be reasonably predicted.

About MZ

MZ North America is the US division of MZ Group, a global leader in investor relations with over 250 employees and 800 clients across 12 different exchanges. For over 25 years, MZ has implemented award winning programs and developed a reputation for delivering tangible results for public and private companies via strategic communications, industry-leading investor outreach, public relations, a market intelligence desk, and a suite of technology solutions, spanning websites, conference call/webcasting, video production and XBRL/Edgar filing services. MZ maintains a global footprint with professionals located throughout every time zone in North America, as well as Taipei and São Paulo. For more information, please visit www.mzgroup.us.

About Lakeland Industries, Inc.

Lakeland Industries, Inc. (NASDAQ: LAKE) manufactures and sells a comprehensive line of industrial protective clothing and accessories for the industrial and public protective clothing market. Our products are sold globally by our in-house sales teams, our customer service group, and authorized independent sales representatives to a network of over 2,000 global safety and industrial supply distributors. Our authorized distributors supply end users, such as integrated oil, chemical/petrochemical, automobile, transportation, steel, glass, construction, smelting, cleanroom, janitorial, pharmaceutical, and high technology electronics manufacturers, as well as scientific, medical laboratories and the utilities industry. In addition, we supply federal, state and local governmental agencies and departments, such as fire and law enforcement, airport crash rescue units, the Department of Defense, the Department of Homeland Security and the Centers for Disease Control. Internationally, we sell to a mixture of end users directly and to industrial distributors, depending on the particular country and market. In addition to the United States, sales are made into more than 50 foreign countries, the majority of which were into China, the European Economic Community ("EEC"), Canada, Chile, Argentina, Russia, Kazakhstan, Colombia, Mexico, Ecuador, India, Uruguay, Middle East, Southeast Asia, Australia, Hong Kong and New Zealand.

For more information concerning Lakeland, please visit the Company online at www.lakeland.com.

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"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Contacts

Lakeland Industries, Inc.

256-600-1390

Roger Shannon

rdshannon@lakeland.com

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

LAKE@mzgroup.us

www.mzgroup.us

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